SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2004

PINNACLE BANCSHARES, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	1-12707	72-1370314

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1811 Second Avenue, Jasper, Alabama 35502-1388

(Address of Principal Executive Offices)

(205) 221-4111

Registrant’s telephone number, including area code

Item 5. Other Events and Regulation FD Disclosure

     On June 10, 2004, the Registrant announced a supplemental stock repurchase program to acquire additional shares of the Registrant’s outstanding common stock. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1	Press Release dated June 10, 2004, issued by the Registrant.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PINNACLE BANCSHARES, INC.
DATE:	June 10, 2004	By:	/s/ Robert B. Nolen, Jr. Robert B. Nolen, Jr. President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release dated June 10, 2004, issued by the Registrant.